Consolidated Statements of Operations (Unaudited) - USD ($) shares in Thousands, $ in Thousands	3 Months Ended		6 Months Ended
	Jun. 30, 2020	Jun. 30, 2019	Jun. 30, 2020	Jun. 30, 2019
Revenues
Sales of goods	$ 0	$ 20	$ 5	$ 50
Total revenues	0	20	5	50
Operating expenses
Research and development	2,156	2,336	3,711	4,066
General and administrative	773	2,876	1,851	4,061
Marketing	0	0	0	0
Cost of sales	0	7	4	36
Total expenses	2,929	5,219	5,566	8,163
Loss from operations	(2,929)	(5,199)	(5,561)	(8,113)
Other Expense
Operating lease and financial obligations	(3)	(6)	(7)	(12)
Interest income (cost)	(8)	61	13	111
Loss before income tax	(2,940)	(5,144)	(5,555)	(8,014)
Income tax provision (recovery)	0	0	0	0
Net loss	$ (2,940)	$ (5,144)	$ (5,555)	$ (8,014)
Net loss per share Basic & Diluted	$ (0.04)	$ (0.08)	$ (0.08)	$ (0.12)
Weighted average number of common shares outstanding Basic & Diluted	71,730	68,436	71,664	67,745